UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Quest Diagnostics Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
QUEST DIAGNOSTICS INCORPORATED ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON MAY 21, 2014

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2014 Annual Meeting of Stockholders of Quest Diagnostics Incorporated will be held at our corporate headquarters at Three Giralda Farms, Madison, New Jersey 07940, on Wednesday, May 21, 2014, at 10:30 a.m. If you need directions to the Annual Meeting, please call 1-973-520-2900.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

•	election of three directors;
•	ratification of the appointment of our independent registered public accounting firm for 2014;
•	amending certificate of incorporation to remove super majority voting requirements;
•	amending certificate of incorporation to permit stockholders to cause the company to call special meetings of stockholders;
•	an advisory resolution to approve executive compensation; and
•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?
The Board of Directors recommends you vote FOR all proposals.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to submit your proxy on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/DGX

•	2014 Proxy Statement
•	2013 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2014, to facilitate timely delivery.

You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the 11-digit control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website, www.SendMaterial.com and follow the instructions provided, or
3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your email with links to the proxy materials in PDF format for this meeting only.

To vote your Quest Diagnostics Incorporated shares, you can attend the Annual Meeting of Stockholders and vote in person or you can:

1.  Go to www.ViewMaterial.com/DGX

2.  Click on the icon to submit a proxy for your shares.

3.  Enter the 11 digit control number (located by the arrow in the box above).

4.  Follow the simple instructions to record your voting instructions.

You are able to submit a proxy online until
11:59 p.m. (EDT) on May 20, 2014.